UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July 23, 2012

____________________________

PHOTOTRON HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)		84-1588927 (IRS Employer Identification No.)
717 E. Gardena Blvd. Gardena, California 90248 (Address of Principal Executive Offices and zip code)

(818) 992-0200

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On July 23, 2012, Phototron Holdings, Inc. (the “Company”) completed the purchase of substantially all of the assets (the “Assets”) of Donna Klauenburch and Tao Klauenburch (“Tao”), general partners doing business as Greners.com (collectively, “Greners”), related to the online retail business currently operated by Greners, pursuant to the terms of an Asset Purchase Agreement entered into by the parties on July 23, 2012 (the “Asset Purchase Agreement”). The Assets included equipment, finished goods, materials and supplies, contract rights, trademarks, domain names and implemented and operational components of software. In addition, the Company assumed certain of Greners’ liabilities which included Greners’ liabilities and obligations under its contracts and all express and implied warranties related to any materials supplied by Greners prior to the closing date.

In consideration for the Assets, the Company agreed to pay to Greners an aggregate of $450,000. Of the purchase price, $250,000 was paid in cash on the closing date and the remaining portion of the purchase price was paid in the form of a Secured Promissory Note (the “Note”) issued by the Company to Greners in the original principal amount of $200,000.

The foregoing summary of the Asset Purchase Agreement is qualified in its entirety by reference to the actual agreement attached hereto as Exhibit 2.1.

Secured Promissory Note and Security Agreement

In accordance with the Asset Purchase Agreement, on July 23, 2012, the Company issued the Note to Greners. The original principal amount of the Note is $200,000 and pays 7% interest per annum. The Note is payable in installments of principal and interest in the amount of $52,206.47 on each of October 23, 2012, January 23, 2013, April 23, 2013 and July 23, 2013. The remaining outstanding principal balance and unpaid accrued interest is due and payable on July 23, 2013. If there is an uncured event of default, Greners may declare the entire principal and accrued interest amount immediately due and payable. Interest shall accrue on any principal amount past due at the rate equal to the lower of 10% per annum and the maximum amount allowed by law.

On July 23, 2012, the Company also entered into a Security Agreement (the “Security Agreement”) with Greners, pursuant to which, all of the Company’s obligations under the Note were secured by first priority security interests in all of the Company’s assets, including intellectual property. Upon an event of default under the Note or the Security Agreement, Greners may be entitled to foreclose on any of such assets or exercise other rights available to a secured creditor under California law.

The foregoing summaries of the Note and Security Agreement are qualified in their entirety by reference to the actual agreements attached hereto as Exhibits 10.1 and 10.2, respectively.

Software Rights Agreement

In accordance with the Asset Purchase Agreement, on July 23, 2012, the Company entered into a Software Rights Agreement (the “Software Rights Agreement”) with Greners and Dennis Kuznetsov, a 50% owner of certain app engine components of the software portion of the Assets (“DK”), pursuant to which, DK agreed not to use such Assets for any purpose that competes, directly or indirectly, with the Company’s online sales of hydroponic and indoor gardening equipment and supplies.

The foregoing summary of the Software Rights Agreement is qualified in its entirety by reference to the actual agreement attached hereto as Exhibit 10.3.

Noncompetition, Nonsolicitation and Nondisclosure Agreement

In accordance with the Asset Purchase Agreement, on July 23, 2012, the Company entered into a Noncompetition, Nonsolicitation and Nondisclosure Agreement (the “Noncompetition Agreement”) with Tao, pursuant to which, Tao agreed to certain noncompetition, nonsolicitation and nondisclosure provisions for a 5-year period. The term of the Noncompetition Agreement will be decreased to 2 years upon the termination of any employment of Tao with the Company. The Noncompetition Agreement will terminate upon an event of default by the Company under the Security Agreement.

The foregoing summary of the Noncompetition Agreement is qualified in its entirety by reference to the actual agreement attached hereto as Exhibit 10.4.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)        Financial statements of business acquired. The financial statements required by this item are not included in this Current Report on Form 8-K and will be filed with the Securities and Exchange Commission (the “SEC”) no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)       Pro forma financial information. The pro forma financial information required by this item is not included in this Current Report on Form 8-K and will be filed with the SEC no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits.

2.1	Asset Purchase Agreement, dated July 23, 2012, by and among Phototron Holdings, Inc., Donna Klauenburch and Tao Klauenburch.

10.1	Secured Promissory Note, dated July 23, 2012, issued by Phototron Holdings, Inc. in favor of Donna Klauenburch and Tao Klauenburch.

10.2	Security Agreement, dated July 23, 2012, by and among Phototron Holdings, Inc., Donna Klauenburch and Tao Klauenburch.

10.3	Software Rights Agreement, dated July 23, 2012, by and among Phototron Holdings, Inc., Donna Klauenburch, Tao Klauenburch and Dennis Kuznetsov.

10.4	Noncompetition, Nonsolicitation and Nondisclosure Agreement, dated July 23, 2012, by and between Phototron Holdings, Inc. and Tao Klauenburch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phototron Holdings, Inc.

Date: July 27, 2012

By: /s/ Sterling C. Scott

Sterling C. Scott

Chief Executive Officer

EXHIBIT INDEX

Exhibit Number Description of Exhibit

2.1	Asset Purchase Agreement, dated July 23, 2012, by and among Phototron Holdings, Inc., Donna Klauenburch and Tao Klauenburch.

10.1	Secured Promissory Note, dated July 23, 2012, issued by Phototron Holdings, Inc. in favor of Donna Klauenburch and Tao Klauenburch.

10.2	Security Agreement, dated July 23, 2012, by and among Phototron Holdings, Inc., Donna Klauenburch and Tao Klauenburch.

10.3	Software Rights Agreement, dated July 23, 2012, by and among Phototron Holdings, Inc., Donna Klauenburch, Tao Klauenburch and Dennis Kuznetsov.

10.4	Noncompetition, Nonsolicitation and Nondisclosure Agreement, dated July 23, 2012, by and between Phototron Holdings, Inc. and Tao Klauenburch.